UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025
_______________________________________________________
DUTCH BROS INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________

Delaware		001-40798	87-1041305
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
300 N Valley Dr			97526
Grants Pass,	Oregon
(Address of principal executive offices)			(Zip Code)
(877) 899-2767
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, par value $0.00001 per share	BROS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 13, 2025, the Board of Directors (the “Board”) of the Dutch Bros Inc. (the “Company”) designated Nicholas Daddario as the Company’s principal accounting officer.

Mr. Daddario, age 56, has served as Chief Accounting Officer of the Company and its subsidiaries since January 2025. Before joining the Company, Mr. Daddario served as Chief Accounting Officer of GoDaddy Inc. (NYSE:GDDY), a provider of internet domain registration and web hosting services, from October 2019 to December 2024. Prior to that, he served as Vice President, Controller for Harvest Health & Recreation, Inc. from March 2019 to October 2019, and served in various roles at Starwood Hotels & Resorts Worldwide, Inc. from April 1998 to March 2019, most recently as Vice President, Corporate Controller and Site Leader. Prior to that, Mr. Daddario worked as a manager in the assurance practice of Arthur Andersen LLP for approximately six years. Mr. Daddario holds a B.A. in Accounting and Finance from the University of Arizona.

In connection with his appointment as Chief Accounting Officer the Company entered into an offer letter with Mr. Daddario (the “Agreement”) effective January 27, 2025. Pursuant to the Agreement, Mr. Daddario will receive an annual base salary of $350,000, and is eligible to receive an annual cash bonus of 45% of his annual base salary. Mr. Daddario received a one-time award of restricted stock units under the Company’s 2021 Equity Incentive Plan (the “Equity Plan”) to acquire a number of shares of Class A common stock equal to $150,000, and he is also eligible for an annual award of restricted stock units under the Equity Plan to acquire a number of shares of Class A common stock equal to $300,000. Each award will vest and settle subject to the terms and conditions approved by the Board on the applicable grant date. He is also eligible to participate in the Company’s standard benefits, subject to the terms and conditions of such plans and programs. The foregoing description of the Agreement is not complete, and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

There are no arrangements or understandings between Mr. Daddario and any other persons pursuant to which he was selected as Chief Accounting Officer and there are no family relationships between Mr. Daddario and any of the Company’s directors or other executive officers. Additionally, there are no transactions involving the Company and Mr. Daddario that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Daddario’s appointment as Chief Accounting Officer, the Company entered into its standard director and officer indemnification agreement with Mr. Daddario, which form of indemnification agreement is filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (SEC) on September 13, 2021 (File No. 333-258988).

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 13, 2025, the Company held its 2025 annual stockholders’ meeting (the “Annual Meeting”). At the Annual Meeting, a total of 128,058,177 shares of all classes of the Company’s common stock, together representing a total of 444,956,691 votes, or approximately 92.8% of the voting power of all classes of the Company’s common stock on March 18, 2025, the record date for the Annual Meeting, and entitled to vote at the Annual Meeting, were present remotely or by proxy and voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the SEC on March 31, 2025:
Proposal One - Election of Directors. The following ten nominees were elected as directors by the holders of the Company’s Class A common stock, Class B common stock, Class C common stock, and Class D common stock, voting together as a single class, each to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Travis Boersma	404,897,463	19,343,967	81,754	20,633,507
Christine Barone	422,968,261	1,274,286	80,637	20,633,507
C. David Cone	423,451,805	777,886	93,493	20,633,507
Thomas Davis	421,943,366	2,283,015	96,803	20,633,507
Kathryn George	421,931,210	2,300,041	91,933	20,633,507
Stephen Gillett	399,998,267	24,229,523	95,394	20,633,507
G.J. Hart	419,893,835	4,333,572	95,777	20,633,507
Kory Marchisotto	421,642,742	2,585,470	94,972	20,633,507
Ann Miller	394,531,341	29,698,038	93,805	20,633,507
Todd Penegor	413,572,817	10,655,319	95,048	20,633,507

Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 was ratified. The voting results were as follows:

Votes For	Votes Against	Abstentions
443,279,090	1,556,709	120,892
Proposal Three - Approval, on a Non-binding, Advisory Basis, of the Compensation of our Named Executive Officers. The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
422,363,059	1,820,479	139,646	20,633,507
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1	Offer Letter, dated as of December 26, 2024, by and between the Company and Nicholas Daddario.
104	Cover Page with Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH BROS INC.
(Registrant)

Date:	May 16, 2025	By:	/s/ Victoria Tullett
Victoria Tullett
Chief Legal Officer and Corporate Secretary